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The Board of Directors
General American Capital Company:


We consent to the use of our reports incorporated herein by reference in the Post-Effective Amendment No. 14 to the Registration Statement (No. 33-10145) of General American Capital Company.



                                    KPMG Peat Marwick LLP


St. Louis, Missouri
April 30, 1998



                                    C-20